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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 3, 2005
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                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
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(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.04   Triggering Events That Accelerate or Increase a Direct Financial
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            Obligation or an Obligation under an Off-Balance Sheet
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            Arrangement.
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	Reunion Industries, Inc. (the "Company") is indebted in the principal amount of $22,013,000 under certain 13% Senior Notes (the "Senior Notes") issued by the Company pursuant to the Indenture dated May 1, 1993 (as amended, the "Indenture") between the Company and U.S. Bank, National Association, as successor trustee (the "Trustee"). As a result of the Company's failure by February 2 to make an interest payment in the amount of $2,928,000 under the Senior Notes that was due January 3, 2005 (the "1/05 Interest Obligation"), an event of default has occurred under the Indenture (the "Indenture Default"). However, the holders of more than 80% of the principal amount of the Senior Notes (the "Specified Senior Note Holders") have entered into a Standstill Agreement with the Company (the "Standstill Agreement"), pursuant to which they have agreed that they will not exercise, and will (to the extent within their control) cause the Trustee not to exercise, any remedies provided for in the Indenture or in any of the other agreements relating to the Senior Notes, with respect to the Indenture Default or an event of default under the Indenture that would exist (the "Second Indenture Default") if the Company fails to make the interest payment due April 1, 2005 (the "4/05 Interest Obligation") under the Senior Notes. Under the terms of the Consent Solicitation dated November 20, 2003 made by the Company to the holders of the Senior Notes, interest on the missed 1/05 Interest Obligation and on the 4/05 Interest Obligation (if missed) accrues or will accrue at the rate of 15% per annum. In the Standstill Agreement, the Specified Senior Note Holders have also agreed to defer payment of their shares of the 1/05 Interest Obligation and, if missed, the 4/05 Interest Obligation (including default interest thereon) to December, 2006.

	The existence of the Indenture Default constitutes or may constitute an event of default under the cross default provisions of the Company's loan agreement with Congress Financial Corporation ("Congress"), its senior secured lender, and under the terms of the Company's indebtedness, in the aggregate principal amount of $7,450,000, to two private capital funds. Congress and both such funds have agreed to waive the defaults under their respective loan documents that resulted from the Indenture Default and that would result from the Second Indenture Default, if it occurs.




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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  February 7, 2005                         REUNION INDUSTRIES, INC.
       ----------------                              (Registrant)

                                              By: /s/ John M. Froehlich
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                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

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